UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    December 31

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1. Report of Shareholders.

USA
LISTED
NYSE

ALL STAR®
FUNDS

Semi-Annual Report | June 30, 2020

Liberty All-Star® Equity Fund

Contents

1	President’s Letter
5	Table of Distributions and Rights Offerings
6	Top 20 Holdings and Economic Sectors
7	Major Stock Changes in the Quarter
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
12	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
32	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
35	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2020

In a historic about-face, key market indices soared during the second quarter:

●	S&P 500® Index: -19.60 percent in the first quarter, +20.54 percent in the second

●	Dow Jones Industrial Average (DJIA): -22.73 percent in the first quarter, +18.51 percent in the second

●	NASDAQ Composite Index: -13.95 percent in the first quarter, +30.95 percent in the second

The reversal propelled the NASDAQ Composite to a gain of 12.67 percent for the first half of 2020, but was not quite enough to move the other two indices into positive territory, as the S&P 500® gave up 3.08 percent while the DJIA declined 8.43 percent.

Such an outcome could hardly have been anticipated on April 1, as stocks suffered the worst losses ever recorded for the first trading day of a new quarter—more than 4 percent for all three indices. A day later, it was reported that jobless claims leapt a record 6.6 million at the end of March and over the next two weeks the total would rise to 16 million jobless and an unemployment rate in excess of 10 percent (unemployment would later rise to 14.7 percent, a post-World War II high). The University of Michigan’s consumer sentiment survey showed its largest-ever one-month decline, retail sales in the U.S. plummeted a record 8.7 percent and the lack of demand sent the consumer price index down 7.6 percent, the biggest drop since 1980. The Commerce Department announced that GDP fell at a 4.8 percent annual rate in the first three months of the year, the first quarterly drop since 2014. Federal Reserve Chair Jerome Powell forecast, “We are going to see economic data for the second quarter that is worse than any data we have seen for the economy.”

Then, even more suddenly than the pandemic devastated financial markets, a complete reversal took hold. In the first full week of April the three key indices previously cited all posted returns in the 10 percent range, the best weekly returns since 1974. Federal programs proved to be the catalyst in the turnaround. The Federal Reserve engineered a broad array of actions to limit the economic damage from the pandemic, including up to $2.3 trillion in lending to support households, employers, financial markets, and state and local governments. These included the Paycheck Protection Program and Main Street Lending Program as well as loans to households and small businesses and direct loans to municipal governments. The Fed also cut its target for the fed funds rate—the rate banks pay to borrow from each other overnight—by a total of 1.5 percentage points beginning March 3, lowering it to a range of 0 percent to 0.25 percent. The momentum continued to build as states began to implement various plans for reopening their economies after a virtual shut-down brought businesses, especially retail, hospitality and services, to a near halt.

The S&P 500® logged a 12.8 percent return for April; followed by a 4.8 percent advance in May, which marked the best two-month period in 11 years. At the close of May, the stock market was some 36 percent ahead of its March low, and on June 10 the NASDAQ Composite closed above 10,000 for the first time. While actions at the federal level seeded the comeback, economic data took a decided turn for the better, albeit after being beaten down. In May, retail sales rebounded by 17.7 percent—the largest monthly surge on record—and housing starts climbed 4.3 percent, with building permits jumping 14.4 percent. State-level actions also began to pay off, as quarantines, masks, social distancing and other measures began to bend the curve of new cases from upward-sloping to downward.

Semi-Annual Report (Unaudited) | June 30, 2020	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Many questioned the market’s strong performance in the face of a dire and potentially long-lasting threat like the coronavirus. And, indeed, the market did suffer bouts of doubt, such as June 11 when it encountered its worst decline in three months (a one-day loss of 5.9 percent for the S&P 500®). Coronavirus infections rising in more than 20 states—a trend that would continue through the end of the quarter and beyond—and an overall atmosphere of uncertainty both played roles in the sell-off. Nevertheless, the market quickly righted itself and buying continued through June, with the S&P 500® turning in its best quarter since 1998 and one of the 10 best quarters since 1950, according to CBS MarketWatch.

Liberty All-Star® Equity Fund

In the strong investment environment, Liberty All-Star Equity Fund outperformed in the second quarter of 2020. The Fund returned 23.38 percent with shares valued at net asset value (NAV) with dividends reinvested and 21.27 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both were higher than returns posted by the DJIA and the S&P 500®, trailing only the outsized gain posted by the NASDAQ Composite Index. The Fund’s return also topped that of its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 19.40 percent.

The challenging first quarter caused Fund returns to lag for the first half of the year. The Fund returned -5.83 percent with shares valued at NAV with dividends reinvested and -11.17 percent with shares valued at market price with dividends reinvested. This compares to -4.41 percent for the Lipper benchmark and to -3.08 percent, -8.43 percent and 12.67 percent, respectively, for the S&P 500®, the DJIA and the NASDAQ Composite.

Continuing a long-term trend, growth style stocks outperformed value stocks in the second quarter. To illustrate, the Russell 1000® Growth Index returned 27.84 percent, approaching double the 14.29 percent return posted by its value counterpart. This serves to highlight the strength of the Fund’s second quarter outperformance, as the Fund has a 60/40 overweight to the value style (three value managers and two growth managers). Further, it underscores the rigorous analytical work of the Fund’s managers as they execute their discrete investment styles and strategies. Another characteristic of the second quarter—as well as the full first half—that should be cited is the concentrated, narrow nature of the rally. Most of the return generated by the S&P 500® can be attributed to a very few large- and mega-cap stocks, primarily in the technology sector. To illustrate how narrow the market was, the S&P 500® generated a -3.08 percent return year to date through June 30. Yet most stocks in the index did not fare nearly as well; the median stock in the S&P 500® had a return that was more than 800 basis points lower, at -11.50 percent. Further to the point, the S&P 500® is a capitalization-weighted index, meaning that stocks with large capitalizations receive a heavier weighting than those with lesser capitalizations. As a result, the -3.08 percent cap-weighted return of the S&P 500® declines to -10.77 percent when the index is equally weighted, i.e., when the effect of size is removed and the performance of each stock is treated equally.

Returning to Fund-specific matters, in the second quarter Fund shares traded in a much narrower discount range relative to their underlying NAV compared to the first quarter. For the most recent quarter, the discount ranged from -3.4 percent to -10.2 percent, whereas the range was a premium of 2.5 percent to a discount of -21.3 percent in the preceding quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.14 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $27.86 per share for a total of more than $3.0 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

In June, the Fund made a change among its five investment managers, retaining Fiduciary Management, Inc., to replace Macquarie Investment Management as one of our value style managers. To introduce Fiduciary Management, we have included an interview with the firm’s CEO in this semi-annual report and invite shareholders to read it (beginning on page 9).

We are relieved that equity markets staged such a dramatic turnaround in the second quarter and gratified, of course, that the Fund not only fully participated but outperformed even when, as discussed earlier, three of its five investment managers adhere to value style investing, which lagged considerably compared with the growth style. Challenges await, no doubt, as the nation and the world cope with and seek to conquer a very dangerous pathogen. Be assured we will remain diligent in our management of the Fund and dedicated to the best long-term interests of our shareholders.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2020 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2020	3

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2020)
Net Asset Value (NAV)	$ 6.18
Market Price	$ 5.72
Discount	-7.4%

	Quarter	Year-to-Date
Distributions*	$0.14	$0.31
Market Price Trading Range	$4.36 to $6.04	$3.67 to $7.15
Premium/(Discount) Range	-3.4% to -10.2%	2.5% to -21.3%

Performance (Periods ended June 30, 2020)
Shares Valued at NAV with Dividends Reinvested	23.38%	-5.83%
Shares Valued at Market Price with Dividends Reinvested	21.27%	-11.17%
Dow Jones Industrial Average	18.51%	-8.43%
Lipper Large-Cap Core Mutual Fund Average	19.40%	-4.41%
NASDAQ Composite Index	30.95%	12.67%
S&P 500® Index	20.54%	-3.08%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2020.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 35.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020
1st Quarter	0.17
2nd Quarter	0.14
Total	$27.86
[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess

Semi-Annual Report (Unaudited) | June 30, 2020	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2020 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Adobe, Inc.	2.66%
PayPal Holdings, Inc.	2.65
Amazon.com, Inc.	2.61
Alphabet, Inc.	2.05
Microsoft Corp.	1.98
Visa, Inc.	1.94
Facebook, Inc.	1.85
salesforce.com, Inc.	1.71
Danaher Corp.	1.55
UnitedHealth Group, Inc.	1.54
JPMorgan Chase & Co.	1.45
Chubb, Ltd.	1.34
Sony Corp.	1.28
ServiceNow, Inc.	1.22
Equinix, Inc.	1.21
IHS Markit, Ltd.	1.18
Illumina, Inc.	1.15
Berkshire Hathaway, Inc.	1.14
American Tower Corp.	1.08
American International Group, Inc.	1.02
32.61%

Economic Sectors*	Percent of Net Assets
Information Technology	21.75%
Financials	15.72
Health Care	14.13
Consumer Discretionary	13.28
Industrials	11.25
Communication Services	5.98
Materials	4.03
Energy	3.63
Consumer Staples	3.34
Real Estate	2.78
Utilities	0.59
Other Net Assets	3.52
100.00%

*      Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2020, excluding transactions from the transition to Fiduciary Management, Inc.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/20
Purchases
American International Group, Inc.	243,318	430,899
Ball Corp.	78,442	78,442
Cognizant Technology Solutions Corp.	119,557	119,153
NRG Energy, Inc.	237,861	237,861
PNC Financial Services Group, Inc.	49,400	49,400
QUALCOMM, Inc.	73,812	73,812
Union Pacific Corp.	40,249	40,249

Sales
Adobe, Inc.	(17,068)	80,410
Amazon.com, Inc.	(3,251)	12,451
Amgen, Inc.	(24,387)	38,000
Autodesk, Inc.	(26,110)	33,713
Home Depot, Inc.	(29,040)	26,980
PayPal Holdings, Inc.	(59,727)	200,019
Ulta Beauty, Inc.	(27,273)	16,971

Semi-Annual Report (Unaudited) | June 30, 2020	7

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2020 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	30	44	29	30	146*	505
Percent of Holdings in Top 10	39%	45%	38%	45%	55%	21%	27%
Weighted Average Market Capitalization (billions)	$42	$101	$144	$328	$301	$186	$389
Average Five-Year Earnings Per Share Growth	-2%	10%	12%	18%	31%	14%	13%
Dividend Yield	2.9%	1.7%	1.8%	0.7%	0.5%	1.5%	1.8%
Price/Earnings Ratio**	10x	18x	17x	40x	41x	20x	23x
Price/Book Value Ratio	0.9x	3.0x	2.2x	8.2x	9.1x	2.4x	3.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Patrick J. English, CFA Chairman, CEO & CIO Fiduciary Management, Inc.

FIDUCIARY MANAGEMENT EARNS ITS RETURNS BY OUTWAITING PERIODS OF MARKET SCHIZOPHRENIA

Fiduciary Management, Inc., is the newest of the Fund’s five investment managers, having been retained in June 2020 to replace Macquarie Investment Management. For the Fund, Fiduciary Management utilizes a business owner’s approach to investing, thoroughly examining the economics of the business and the quality of the management team with the goal of investing in durable business franchises that are selling at a discount to their underlying value. To introduce the firm to Fund shareholders, we recently spoke with Patrick J. English, CFA, Fiduciary Management’s Chairman, CEO and CIO. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

As this is your first manager interview for a Liberty All-Star Equity Fund shareholder report, perhaps we could start by asking you to summarize the most important attributes that Fund investors should know about Fiduciary Management. What do you believe are the firm’s most distinctive characteristics, i.e., those factors that separate it from other large-cap value managers? And, a related question: Please describe key characteristics of the firm itself… attributes such as founding/history, assets under management, staff size and composition, ownership and culture.

Fiduciary Management, Inc. was founded in 1980 in Milwaukee and today we manage $16 billion in assets. We are employee owned—18 out of 29 employees are owners—and our sole focus is managing money for our clients. We have one investment team, one philosophy and one process that manifests itself in four equity strategies: U.S. Large Cap, U.S. Small Cap, U.S. All Cap and International Equity. We are long-term investors with a bottom-up, fundamental, focused approach. The Fiduciary Large Cap portfolio, in which Liberty All-Star Equity Fund is invested, comprises 30 high-quality business franchises that are trading at a discount and have management teams that think and act like owners.

Several differentiating characteristics describe Fiduciary Management. The proverbial saying “we eat our own cooking” applies to all of us at the firm. We believe our direct investment in our portfolio, as well as the firm itself, helps properly align our interests with those of our clients. Although that does not guarantee investment success, it does add an additional level of care and due diligence to our research process.

Semi-Annual Report (Unaudited) | June 30, 2020	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

The money management business is extremely competitive and the barriers to entry are quite low. Many managers have the same research tools that we have in analyzing companies, so we are not unique in that sense. The key, of course, is how we interpret and act on that information in making our investment decisions. We have been managing money using the same philosophy and process for over 40 years. As a result, we benefit from institutional memory in the sense that we know where different businesses have been valued over many market cycles.

Finally, we always ask ourselves before we invest in a company, What could potentially go wrong with this investment versus what could go right? The margin of safety is important—meaning the price of any investment should be low enough that we can profit—or simply avoid a loss—even if things go wrong. This healthy dose of skepticism provides an effective way of limiting downside risk in our portfolios.

Can you summarize the firm’s investment process and how it contributes to long-term portfolio results?

We take a business owners approach to investing, which means we approach the valuation of each potential investment as if we were to purchase the company or business outright. We are usually coming into a stock when there is some sort of controversy or cloud over the fundamentals. Our holding period is long, so we buy a company when there is uncertainty and wait for the uncertainty to lift and the fundamentals to turn, realizing our returns that way. In other words, we like to take advantage of the market’s schizophrenia.

“We eat our own cooking: We believe our direct investment in our portfolio, as well as the firm itself, helps properly align our interests with those of our clients.”

In a typical calendar year, we will average three to five new purchases. The research process into a prospective portfolio company can take several weeks, and in some cases months. We focus on three areas: First, is this company a good business? The company should provide a product or service through a cost-effective system that is unique and time-consuming to replicate. A good business will typically have recurring revenue through long-term contracts or relationships. Second, is the company trading at a reasonable valuation? We focus more on what is happening on the balance sheet than the income statement. We want to find companies that are trading at a reasonable valuation and earn their cost of capital over a cycle. Greater emphasis is placed on the enterprise value/sales ratio rather than the P/E ratio and the margin structure rather than the growth rate. Third, we assess company management. The key to successfully evaluating a management team is to divorce the stock price from “management ability” and focus on the areas involved in running the company that management can control.

As the research continues, our analysts are trained to try and kill an idea early in the process to save time. If the idea cannot be killed, and a high level of conviction is achieved, the appropriate weighting—considering factors such as liquidity and valuation—is determined between the analyst, myself and Jonathan Bloom, our Director of Research, and then implemented across all of our portfolios in an equitable manner.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Please identify two portfolio holdings that serve as good examples of the Fiduciary Management philosophy, strategy and process and, briefly, why.

Two holdings that I would cite are Berkshire Hathaway (BRK-B) and Masco Corporation (MAS).

Berkshire Hathaway owns a high-quality group of businesses, including those in insurance/reinsurance, freight rail transportation, utilities and energy, manufacturing, services, retail and finance. The shares have sold off meaningfully and are at one of their widest discounts to their intrinsic value. Berkshire has been criticized for holding too much cash, $130 billion, and not making many purchases or acquisitions in recent years. We applaud the management team for being patient in an extremely expensive and stretched equity market. Berkshire Hathaway’s stock price is currently $180 for the “B” shares and we estimate a conservative intrinsic value of the business to be $228/share, meaning they are priced at a 22 percent discount. If we have a bear market that lasts more than 30 days Berkshire should be a safe haven, and Berkshire should find a home for that excess cash and further build the value of the business.

Masco Corporation’s portfolio of well-recognized brands includes Behr paint and Delta and Hansgrohe faucets, bath and shower fixtures. The company’s competitive advantages include brand strength built over several decades and close alignment with advantaged retail and distribution partners. The business is comprised mostly of low-ticket, high-impact home improvement products in growing categories with a demand profile that has proven relatively resilient during periods of economic weakness. For example, 89 percent of sales is in the repair and remodel segment. The business has a strong balance sheet, with $1.7 billion in cash, and low capital requirements. Masco has generated positive free cash flow every year for more than three decades and trades at 15.5x long-term median earnings per share.

“Our holding period is long, so we buy a company when there is uncertainty and wait for the uncertainty to lift and the fundamentals to turn … in other words, we like to take advantage of the market’s schizophrenia.”

Many thanks for the insights into Fiduciary Management and welcome to Liberty All-Star Equity Fund.

Semi-Annual Report (Unaudited) | June 30, 2020	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (96.48%)
COMMUNICATION SERVICES (5.98%)
Interactive Media & Services (4.68%)
Alphabet, Inc., Class C(a)	19,039	$26,913,721
Facebook, Inc., Class A(a)	106,872	24,267,425
Match Group Inc(a)(b)	53,733	5,752,118
Twitter, Inc.(a)	155,000	4,617,450
		61,550,714
Media (1.30%)
Comcast Corp., Class A	224,820	8,763,484
Interpublic Group of Cos., Inc.	101,922	1,748,981
Omnicom Group, Inc.	119,755	6,538,623
		17,051,088
CONSUMER DISCRETIONARY (13.28%)
Auto Components (0.78%)
Lear Corp.	94,118	10,260,744

Automobiles (0.74%)
Ford Motor Co.	1,607,758	9,775,169

Hotels, Restaurants & Leisure (0.72%)
Carnival Corp.(b)	25,012	410,697
Yum! Brands, Inc.	103,660	9,009,091
		9,419,788
Household Durables (2.93%)
Lennar Corp., Class A	105,000	6,470,100
Lennar Corp., Class B	2,500	115,225
Mohawk Industries, Inc.(a)	67,886	6,908,079
Newell Brands, Inc.	514,605	8,171,927
Sony Corp.(c)	242,905	16,792,023
		38,457,354
Internet & Direct Marketing Retail (3.35%)
Amazon.com, Inc.(a)	12,451	34,350,068
Booking Holdings, Inc.(a)	6,085	9,689,389
		44,039,457
Multiline Retail (1.64%)
Dollar General Corp.	65,300	12,440,303
Dollar Tree, Inc.(a)	98,185	9,099,786
		21,540,089
Specialty Retail (1.35%)
Home Depot, Inc.	26,980	6,758,759
TJX Cos., Inc.	149,780	7,572,877

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Ulta Beauty, Inc.(a)	16,971	$3,452,241
		17,783,877
Textiles, Apparel & Luxury Goods (1.77%)
Gildan Activewear, Inc.	505,446	7,829,359
NIKE, Inc., Class B	110,039	10,789,324
PVH Corp.	97,564	4,687,950
		23,306,633
CONSUMER STAPLES (3.34%)
Beverages (1.02%)
Coca-Cola Co.	142,000	6,344,560
PepsiCo, Inc.	53,050	7,016,393
		13,360,953
Food & Staples Retailing (0.69%)
Costco Wholesale Corp.	20,066	6,084,212
Walgreens Boots Alliance, Inc.	71,000	3,009,690
		9,093,902
Food Products (0.90%)
Nestle SA(c)	62,995	6,957,168
Tyson Foods, Inc., Class A	81,000	4,836,510
		11,793,678
Personal Products (0.73%)
Unilever PLC(c)	175,925	9,654,764

ENERGY (3.63%)
Energy Equipment & Services (2.05%)
Baker Hughes Co.	537,344	8,269,724
Halliburton Co.	598,814	7,772,606
National Oilwell Varco, Inc.	593,470	7,270,007
Schlumberger, Ltd.	200,105	3,679,931
		26,992,268
Oil, Gas & Consumable Fuels (1.58%)
Cabot Oil & Gas Corp.	330,000	5,669,400
Cenovus Energy, Inc.	528,447	2,467,848
Exxon Mobil Corp.	52,693	2,356,431
Phillips 66	66,000	4,745,400
Pioneer Natural Resources Co.	25,500	2,491,350
Royal Dutch Shell PLC, Class A(c)	91,039	2,976,065
		20,706,494
FINANCIALS (15.72%)
Banks (5.06%)
Bank of America Corp.	376,330	8,937,837

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	13

Liberty All-Star® Equity Fund	Schedule of Investments

 June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
BOK Financial Corp.	29,600	$1,670,624
Citigroup, Inc.	208,819	10,670,651
Commerce Bancshares, Inc.	64,000	3,806,080
Cullen/Frost Bankers, Inc.	38,000	2,838,980
East West Bancorp, Inc.	94,300	3,417,432
JPMorgan Chase & Co.	202,031	19,003,036
Mitsubishi UFJ Financial Group, Inc.(c)	650,000	2,554,500
PNC Financial Services Group, Inc.	49,400	5,197,374
Wells Fargo & Co.	330,013	8,448,333
		66,544,847
Capital Markets (3.80%)
Ameriprise Financial, Inc.	44,000	6,601,760
Charles Schwab Corp.	307,000	10,358,180
Goldman Sachs Group, Inc.	39,171	7,740,973
Morgan Stanley	177,414	8,569,096
Northern Trust Corp.	87,915	6,975,176
S&P Global, Inc.	17,000	5,601,160
UBS Group AG	361,404	4,170,602
		50,016,947
Consumer Finance (0.86%)
Capital One Financial Corp.	180,321	11,286,291

Diversified Financial Services (2.10%)
Berkshire Hathaway, Inc., Class B(a)	83,925	14,981,452
Equitable Holdings, Inc.	398,322	7,683,631
Voya Financial, Inc.	105,990	4,944,434
		27,609,517
Insurance (3.90%)
American International Group, Inc.	430,899	13,435,432
Axis Capital Holdings, Ltd.	165,895	6,728,701
Chubb, Ltd.	139,548	17,669,568
MetLife, Inc.	207,103	7,563,402
Progressive Corp.	72,795	5,831,607
		51,228,710
HEALTH CARE (14.13%)
Biotechnology (1.55%)
Amgen, Inc.	38,000	8,962,680
BioMarin Pharmaceutical, Inc.(a)	37,200	4,588,248
Regeneron Pharmaceuticals, Inc.(a)	10,946	6,826,473
		20,377,401

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (6.57%)
Abbott Laboratories	118,151	$10,802,546
Alcon, Inc.(a)	104,500	5,989,940
Align Technology, Inc.(a)	21,339	5,856,275
Becton Dickinson and Co.	34,315	8,210,550
Boston Scientific Corp.(a)	160,147	5,622,761
Danaher Corp.	114,886	20,315,292
Intuitive Surgical, Inc.(a)	14,539	8,284,758
Koninklijke Philips NV(a)	184,970	8,663,995
Medtronic PLC	70,000	6,419,000
Smith & Nephew PLC(c)	162,720	6,202,887
		86,368,004
Health Care Providers & Services (3.22%)
Cardinal Health, Inc.	53,609	2,797,854
McKesson Corp.	45,454	6,973,553
Quest Diagnostics, Inc.	107,710	12,274,631
UnitedHealth Group, Inc.	68,838	20,303,768
		42,349,806
Life Sciences Tools & Services (1.15%)
Illumina, Inc.(a)	40,829	15,121,020

Pharmaceuticals (1.64%)
Elanco Animal Health, Inc.(a)	220,000	4,719,000
Mylan NV(a)	205,038	3,297,011
Novartis AG(c)	68,000	5,939,120
Zoetis, Inc.	55,800	7,646,832
		21,601,963
INDUSTRIALS (11.25%)
Aerospace & Defense (0.97%)
General Dynamics Corp.	34,000	5,081,640
Honeywell International, Inc.	52,620	7,608,326
		12,689,966
Air Freight & Logistics (0.46%)
Expeditors International of Washington, Inc.	79,240	6,025,410

Building Products (1.85%)
Allegion PLC	61,000	6,235,420
Johnson Controls International PLC	156,000	5,325,840
Masco Corp.	254,630	12,784,972
		24,346,232

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	15

Liberty All-Star® Equity Fund	Schedule of Investments

 June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (0.36%)
Waste Connections, Inc.	50,100	$4,698,879

Electrical Equipment (0.78%)
Eaton Corp. PLC	82,515	7,218,412
Emerson Electric Co.	49,580	3,075,447
		10,293,859
Industrial Conglomerates (0.91%)
General Electric Co.	1,755,143	11,987,627

Machinery (3.25%)
Oshkosh Corp.	81,000	5,801,220
PACCAR, Inc.	93,530	7,000,721
Parker-Hannifin Corp.	35,000	6,414,450
Stanley Black & Decker, Inc.	48,398	6,745,713
Wabtec Corp.	131,958	7,596,822
Xylem, Inc.	142,000	9,224,320
		42,783,246
Professional Services (1.72%)
IHS Markit, Ltd.	205,474	15,513,287
TransUnion	81,200	7,067,648
		22,580,935
Road & Rail (0.52%)
Union Pacific Corp.	40,249	6,804,898

Trading Companies & Distributors (0.43%)
HD Supply Holdings, Inc.(a)	162,620	5,634,783

INFORMATION TECHNOLOGY (21.75%)
IT Services (7.07%)
Accenture Ltd., Class A, Class A	32,690	7,019,197
Cognizant Technology Solutions Corp., Class A	119,153	6,770,273
FleetCor Technologies, Inc.(a)	40,719	10,242,050
Mastercard, Inc., Class A	28,946	8,559,332
PayPal Holdings, Inc.(a)	200,019	34,849,310
Visa, Inc., Class A	131,745	25,449,182
		92,889,344
Semiconductors & Semiconductor Equipment (2.76%)
ASML Holding N.V.	13,925	5,124,818
Microchip Technology, Inc.	78,000	8,214,180
NVIDIA Corp.	24,243	9,210,158
QUALCOMM, Inc.	73,812	6,732,392

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	71,594	$7,044,134
		36,325,682
Software (11.34%)
Adobe, Inc.(a)	80,410	35,003,277
ANSYS, Inc.(a)	36,000	10,502,280
Autodesk, Inc.(a)	33,713	8,063,812
Intuit, Inc.	19,134	5,667,299
Microsoft Corp.	128,225	26,095,070
salesforce.com, Inc.(a)	119,733	22,429,583
ServiceNow, Inc.(a)	39,481	15,992,174
Splunk, Inc.(a)	41,955	8,336,459
Trade Desk, Inc., Class A(a)	17,954	7,298,301
Workday, Inc., Class A(a)	51,822	9,709,370
		149,097,625
Technology Hardware, Storage & Peripherals (0.58%)
Hewlett Packard Enterprise Co.	790,520	7,691,760

MATERIALS (4.03%)
Chemicals (3.19%)
Corteva, Inc.	225,000	6,027,750
Dow Chemical Co.	184,991	7,540,233
Ecolab, Inc.	38,335	7,626,749
Linde PLC	38,529	8,172,386
PPG Industries, Inc.	62,350	6,612,841
RPM International, Inc.	80,000	6,004,800
		41,984,759
Construction Materials (0.42%)
Martin Marietta Materials, Inc.	27,000	5,577,390

Containers & Packaging (0.42%)
Ball Corp.	78,442	5,450,934

REAL ESTATE (2.78%)
Equity Real Estate Investment Trusts (REITs) (2.78%)
American Tower Corp.	54,700	14,142,138
Equinix, Inc.	22,628	15,891,644
Equity LifeStyle Properties, Inc.	52,600	3,286,448
Sun Communities, Inc.	23,800	3,229,184
		36,549,414

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2020	17

Liberty All-Star® Equity Fund	Schedule of Investments

 June 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
UTILITIES (0.59%)
Electric Utilities (0.59%)
NRG Energy, Inc.	237,861	$7,744,754

TOTAL COMMON STOCKS
(COST OF $1,114,209,582)		1,268,448,975

SHORT TERM INVESTMENTS (3.87%)
MONEY MARKET FUND (3.36%)
State Street Institutional US Government Money Market Fund, 0.119%(d)
(COST OF $44,236,880)	44,236,880	44,236,880

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.51%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%
(COST OF $6,670,771)	6,670,771	6,670,771

TOTAL SHORT TERM INVESTMENTS
(COST OF $50,907,651)		50,907,651

TOTAL INVESTMENTS (100.35%)
(COST OF $1,165,117,233)		1,319,356,626

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.35%)		(4,632,502)

NET ASSETS (100.00%)		$1,314,724,124

NET ASSET VALUE PER SHARE
(212,852,729 SHARES OUTSTANDING)		$6.18

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,761,759.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2020.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities
June 30, 2020 (Unaudited)

ASSETS:
Investments at market value (Cost $1,165,117,233)(a)	$1,319,356,626
Cash	19,028
Receivable for investment securities sold	2,301,689
Dividends and interest receivable	2,581,698
Tax reclaim receivable	257,823
Prepaid and other assets	191,948
TOTAL ASSETS	1,324,708,812

LIABILITIES:
Payable for investments purchased	1,877,111
Investment advisory fee payable	767,890
Payable for administration, pricing and bookkeeping fees	376,989
Payable for collateral upon return of securities loaned	6,670,771
Accrued expenses	291,927
TOTAL LIABILITIES	9,984,688
NET ASSETS	$1,314,724,124

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,165,285,394
Total distributable earnings	$149,438,730
NET ASSETS	$1,314,724,124

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	212,852,729
NET ASSET VALUE PER SHARE	$6.18

(a)	Includes securities on loan of $6,761,759.

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2020	19

Liberty All-Star® Equity Fund	Statement of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $71,824)	$10,669,037
Securities lending income	148,703
TOTAL INVESTMENT INCOME	10,817,740

EXPENSES:
Investment advisory fee	4,528,363
Administration fee	1,132,094
Pricing and bookkeeping fees	81,294
Audit fee	25,555
Custodian fee	56,230
Insurance expense	26,526
Legal fees	130,162
NYSE fee	112,603
Shareholder communication expenses	69,547
Transfer agent fees	56,738
Trustees' fees and expenses	149,109
Miscellaneous expenses	67,314
TOTAL EXPENSES	6,435,535
NET INVESTMENT INCOME	4,382,205

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	91,508,998
Net realized loss on foreign currency transactions	(515)
Net change in unrealized appreciation on investments	(180,923,043)
Net change in unrealized appreciation on foreign currency transactions	359
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(89,414,201)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(85,031,996)

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$4,382,205	$9,709,918
Net realized gain on investment transactions	91,508,483	120,574,073
Net change in unrealized appreciation/(depreciation) on investments	(180,922,684)	211,449,980
Net Increase/(Decrease) in Net Assets From Operations	(85,031,996)	341,733,971

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(65,008,590)	(130,361,118)
Return of capital	—	(4,161,021)
Total Distributions	(65,008,590)	(134,522,139)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	24,477,828	49,999,516
Net increase resulting from Capital Share Transactions	24,477,828	49,999,516
Total Increase/(Decrease) in Net Assets	(125,562,758)	257,211,348

NET ASSETS:
Beginning of period	1,440,286,882	1,183,075,534
End of period	$1,314,724,124	$1,440,286,882

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2020	21

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.
22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2020		For the Year Ended December 31,
(Unaudited)		2019	2018	2017	2016	2015

$6.90		$5.89	$6.87	$6.13	$6.18	$6.84

0.02		0.05	0.05	0.04	0.04	0.04
(0.43)		1.62	(0.35)	1.26	0.39	(0.19)
(0.41)		1.67	(0.30)	1.30	0.43	(0.15)

(0.31)		(0.05)	(0.05)	(0.04)	(0.05)	—
—		(0.59)	(0.51)	(0.45)	(0.38)	(0.51)
—		(0.02)	(0.12)	(0.07)	(0.05)	—
(0.31)		(0.66)	(0.68)	(0.56)	(0.48)	(0.51)
$6.18		$6.90	$5.89	$6.87	$6.13	$6.18
$5.72		$6.77	$5.38	$6.30	$5.16	$5.35

(5.8	%)(c)	30.1%	(4.5%)	23.4%	9.1%	(1.0%)
(11.2	%)(c)	39.7%	(4.9%)	34.4%	6.1%	(2.0%)

$1,315		$1,440	$1,183	$1,330	$1,161	$1,137
1.01	%(d)	0.99%	1.00%	1.01%	1.07%	1.04%
0.69	%(d)	0.73%	0.72%	0.64%	0.76%	0.60%
36	%(c)	23%	22%	21%	46%	76%

Semi-Annual Report (Unaudited) | June 30, 2020	23

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a- 7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2020, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2020 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2020	25

Liberty All-Star® Equity Fund	Notes to Financial Statements
June 30, 2020 (Unaudited)

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$6,761,759	$6,670,771	$182,943	$6,853,714

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2020:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$6,670,771	$—	$—	$—	$6,670,771
Total Borrowings					$6,670,771
Gross amount of recognized liabilities for securities lending (collateral received)					$6,670,771

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,268,448,975	$—	$—	$1,268,448,975
Short Term Investments	50,907,651	—	—	50,907,651
Total	$1,319,356,626	$—	$—	$1,319,356,626

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Semi-Annual Report (Unaudited) | June 30, 2020	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2020.

The tax character of distributions paid during the year ended December 31, 2019 were as follows:

Distributions Paid From:	December 31, 2019
Ordinary Income	$12,794,142
Long-term capital gains	117,566,976
Return of Capital	4,161,021
Total	$134,522,139

As of June 30, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,165,726,041	$265,555,699	$(111,925,114)	$153,630,585

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2020	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2020 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2020 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2020 (Unaudited)

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $460,202,487 and $526,581,168, respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2020 and year ended December 31, 2019, distributions in the amounts of $24,477,828 and $49,999,516, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,015,152 and of 8,025,673 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Semi-Annual Report (Unaudited) | June 30, 2020	31

Liberty All-Star® Equity Fund	Board Consideration of the Initial Approval of the Portfolio Management Agreement with Fiduciary Management, Inc.

(Unaudited)

The Investment Company Act of 1940 and applicable rules require that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Equity Fund”), including all of the Trustees who are not “interested persons” of the Equity Fund (“Independent Trustees”), consider on an initial basis and annually thereafter, at a meeting called for such purpose, whether to approve the Equity Fund’s investment advisory and portfolio management agreements. At its meeting on June 4, 2020, the Board, including a majority of the Independent Trustees, conducted such a review and approved the initial Portfolio Management Agreement (“Agreement”) among the Equity Fund, ALPS Advisors, Inc., investment adviser to the Equity Fund (“AAI”), and Fiduciary Management, Inc. (“Fiduciary”), an independent investment management firm.

Prior to the Board’s action at the June meeting, the Trustees met to consider management’s recommendations with respect to the initial approval of the Agreement. In reaching its decision to approve the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Equity Fund. The Board further considered factors it deemed relevant with respect to the Equity Fund, including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the Agreement; (2) Fiduciary’s investment performance; (3) the fees to be paid by the Equity Fund and the fees charged by Fiduciary to other clients, as applicable;(4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Fiduciary from its relationship with the Equity Fund; and (6) any other benefits to be derived by Fiduciary because of its relationship with the Equity Fund. In considering the Agreement, the Board did not consider any single factor or particular information most relevant to its consideration to approve the Agreement and each Trustee might have afforded different weight to the various factors.

The Board considered these factors in the context of the Equity Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single investment sub-adviser (each, a “Portfolio Manager”) was employed. The Equity Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Equity Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Equity Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Equity Fund’s investment performance and related financial information for the Equity Fund, presentations given by the Equity Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

As part of the process to consider the Agreement, legal counsel to the Independent Trustees requested certain information from AAI and Fiduciary. In response to these requests, the Board received reports from AAI and Fiduciary that addressed specific factors to be considered by the Board in approving the Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreement and their responsibilities in connection therewith. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the initial approval of the Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees also determined that entering into the Agreement in advance of the next scheduled meeting of the shareholders of the Equity Fund and without prior shareholder approval was in furtherance of the multi-management methodology as applied to the Equity Fund’s multi-managed assets and was in the best interests of the Fund’s shareholders.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Initial Approval of the Portfolio Management Agreement with Fiduciary Management, Inc.

(Unaudited)

The following is a summary of the Board’s considerations.

Nature, Extent and Quality of Services

The Board considered information regarding Fiduciary’s investment philosophy and investment style and the services to be provided by Fiduciary. In addition, the Board reviewed information regarding Fiduciary’s financial condition and the background and experience of the personnel who would be responsible for managing a large cap value equity allocation of the Equity Fund’s portfolio pursuant to Fiduciary’s U.S. large cap value equity strategy. The Board also considered information regarding Fiduciary’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Fiduciary were consistent with the terms of the Agreement and that the Equity Fund was likely to benefit from services provided by Fiduciary under the Agreement.

Investment Performance

The Board considered the performance of Fiduciary’s U.S. large cap value equity composite (“Composite”) relative to the Russell 1000® Value Index (“Russell Index”). The Composite includes all discretionary accounts managed in the U.S. large cap value equity strategy.

The Board considered that, as of March 31, 2020, the Composite was ranked in the 26th percentile or higher relative to the Peer Group for the 1-year, 5-year, 7-year, 10-year, and 15-year periods. The Board also considered that the Composite outperformed the Russell Index for the since inception period, and that the Composite outperformed the Russell Index for the 1-year, 3-year, 5-year, 7- year, 10-year, and 15-year periods. Therefore, the Board considered that the long-term performance of the Composite generally ranked favorably to the Peer Group and the Russell Index. The Board concluded that the investment performance of Fiduciary’s U.S. large cap value equity strategy has been good.

Fees and Expenses

In evaluating the Agreement, the Board reviewed the proposed fee rate for services to be performed by Fiduciary on behalf of the Equity Fund. The Board considered Fiduciary’s representation that the fee rate under the Agreement is less than the fee schedule for most of Fiduciary’s accounts managed pursuant to the U.S. large cap value equity strategy. The Board also considered that the fee schedule for the Agreement has breakpoints at which the fee rate declines as Equity Fund assets allocated to Fiduciary increase above a certain threshold. The Board concluded that the fees payable to Fiduciary under the Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Fiduciary charges to other clients.

Semi-Annual Report (Unaudited) | June 30, 2020	33

Liberty All-Star® Equity Fund	Board Consideration of the Initial Approval of the Portfolio Management Agreement with Fiduciary Management, Inc.

(Unaudited)

Economies of Scale

The Board considered Fiduciary’s representation that Fiduciary does not anticipate experiencing economies of scale in connection with the services that it provides to the Equity Fund. The Board took into consideration that there might be economies of scale in the future in the event that the Equity Fund’s assets increase.

Costs of Services

The Board considered that the fee under the Agreement would be paid to Fiduciary by AAI, not the Equity Fund, and noted the arm’s-length nature of the relationship between AAI and Fiduciary with respect to the negotiation of the fee rate on behalf of the Equity Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Fiduciary’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in September 2019.

Other Benefits to be Derived By Fiduciary

The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Fiduciary might receive in connection with its association with the Equity Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Fiduciary by virtue of its relationship with the Equity Fund, if any, appear to be fair and reasonable.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Equity Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the Agreement.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2020	35

Intentionally Left Blank

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

Thomas W. Brock*, Chairman

Edmund J. Burke

George R. Gaspari*

Milton M. Irvin*

Dr. John J. Neuhauser*

Maureen K. Usifer*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Jill Kerschen, Treasurer

Sareena Khwaja-Dixon, Secretary

Jennifer Craig, Assistant Secretary

Matthew Sutula, Chief Compliance Officer

*   Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE

Item 2. Code of Ethics.

Not Applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	As of the date of the filing of this Report, a portion of the Fund has been allocated to Fiduciary Management, Inc., as a sub-adviser of the Registrant and Delaware Investments Fund Advisers has been removed as a sub-adviser of the Registrant

Fiduciary Management, Inc. (“Fiduciary” or “Adviser”)

MANAGEMENT. The portion of the Fund allocated to Fiduciary is managed by the Portfolio Management Committee (PMC)

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	33
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	25
Jonathan T. Bloom, CFA®	Director of Research	10
Robert M. Helf, CFA®	Research Analyst	22
Benjamin D. Karek, CFA®	Research Analyst	3
Andy P. Ramer, CFA®	Research Analyst	17
Daniel G. Sievers, CFA®	Research Analyst	11
Matthew T. Sullivan, CFA®	Research Analyst	7
Jordan S. Teschendorf, CFA®	Research Analyst	5
Dain C. Tofson, CFA®	Research Analyst	*

*Less than one year

Patrick J. English, CFA® , has been employed by the Adviser in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer. Jonathan T. Bloom, CFA® has been employed by the Adviser since 2010 as a Research Analyst and is currently the Director of Research. Robert M. Helf, CFA® , has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek has been employed by the Adviser since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School. Andy P. Ramer, CFA® , has been employed by the Adviser since 2002 as a Research Analyst. Daniel G. Sievers, CFA® , has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison. Dain C. Tofson, CFA® , has been employed by the Adviser since July 2019 as a Research Analyst, and prior to his employment Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 - 2019, worked at Institutional Capital LLC from 2014 - 2017, and attended the Booth School of Business at University of Chicago. CFA® is a registered trademark owned by the CFA Institute.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Portfolio Management Committee as of June 30, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
[Patrick J. English, CFA®]]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[John S. Brandser]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Jonathan T. Bloom, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Robert M. Helf, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Benjamin D. Karek, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Andy P. Ramer, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Daniel G. Sievers, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Matthew T. Sullivan, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Jordan S. Teschendorf, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A
[Dain C. Tofson, CFA®]
Registered Investment Companies	6	$8,168	0	N/A
Other pooled investment vehicles	6	$675	0	N/A
Other accounts	1139	$6,790	0	N/A

MATERIAL CONFILCTS OF INTEREST:

None.

COMPENSATION STRUCTURE.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English, CFA®	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of July 31, 2020, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member
Patrick J. English, CFA®	None
John S. Brandser	None
Jonathan T. Bloom, CFA®	None
Robert M. Helf, CFA®	None
Benjamin D. Karek, CFA®	None
Andy P. Ramer, CFA®	None
Daniel G. Sievers, CFA®	None
Matthew T. Sullivan, CFA®	None
Jordan S. Teschendorf, CFA®	None
Dain C. Tofson, CFA®	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2020, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

 Item 11. Controls and Procedures.

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 31, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date:	August 31, 2020